Exhibit 32(a)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of NCT Group, Inc. ("NCT") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Michael J. Parrella, Chief Executive Officer and Cy E. Hammond, Chief Financial Officer of NCT, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of NCT.




/s/  Michael J. Parrella
------------------------
Michael J. Parrella
Chief Executive Officer
May 17, 2004


/s/  Cy E. Hammond
------------------------
Cy E. Hammond
Chief Financial Officer
May 17, 2004